UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT

                 Pursuant to Section 13 OR 15(d)
             of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 31, 2006
                                                 ---------------
                         SJW Corp.
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(Exact name of registrant as specified in its charter)

         California               1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)  Identification No.)

    374 W. Santa Clara Street, San Jose, California     95113
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(Address of principal executive offices)             (Zip Code)

                         (408) 279-7800
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Registrant's telephone number, including area code

                         Not Applicable
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(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     On June 1, 2006, the Executive Compensation Committee of the Board of Directors of SJW Corp. (the "Company") approved certain amendments to the Company's Deferred Restricted Stock Program (the "Program"). The Program is administered as part of the Company's Long-Term Incentive Plan and provides a series of annual deferred restricted stock awards to non-employee directors who first join the Board on or after the date of the 2003 annual shareholders meeting. Pursuant to such amendments, the grant date for those annual awards will be modified, effective January 2, 2007, as follows: (i) the initial award to a newly elected or appointed non-employee director will be made on the first business day in January (instead of following an annual meeting of shareholders) next following his or her completion of at least six (6) months of Board service and (ii) annual awards to continuing non-employee directors will be made on the first business day of January (instead of following an annual meeting of shareholders) in each of the next nine (9) calendar years of their continued Board service. The amendments also bring the Program into compliance with the applicable requirements of Section 409A of the Internal Revenue Code and the proposed Treasury Regulations thereunder. A copy of the Program is attached hereto as Exhibit 10.1.

Item 7.01  Regulation FD.

     SJW Corp. filed a press release to announce that the purchase of the assets of Canyon Lake Water Supply Corporation, a Texas non-profit water supply corporation, by SJWTX Water, Inc., closed on May 31, 2006. SJWTX Water, Inc., a newly formed Texas corporation, is a wholly owned subsidiary of SJW Corp. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Form 8-K by reference.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits


Exhibit
Number       Description of Document
--------     ------------------------

10.1         SJW Corp. Amended and Restated Deferred Restricted
             Stock Program, as amended and restated effective
             June 1, 2006.

99.1         Press Release issued by SJW Corp., dated May 31,
             2006, announcing the closing of the purchase of assets of Canyon Lake Water Supply Corporation.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  SJW Corp.
                                  --------------------

June 2, 2006                      /s/ Angela Yip
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                                  Angela Yip,
                                  Chief Financial Officer
                                  and Treasurer


Exhibit
Number       Description of Document
--------     ------------------------

10.1         SJW Corp. Amended and Restated Deferred Restricted
             Stock Program, as amended and restated effective
             June 1, 2006.

99.1         Press Release issued by SJW Corp., dated May 31,
             2006, announcing the closing of the purchase of assets of Canyon Lake Water Supply Corporation.